UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

CORINDUS VASCULAR ROBOTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37406	EIN 30-0687898
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Road, Suite 105

Waltham, MA 02452

United States

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (508) 653-3335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 15, 2017, Corindus Vascular Robotics, Inc. (the “Company”) closed a private placement consisting of the sale of 68,055,700 shares (the “Shares”) of the Company’s common stock (the “Common Stock”), at a price of $0.6616 per share, resulting in aggregate gross proceeds to the Company of approximately $45,000,000 before deducting offering expenses (the “Private Placement”). In connection with the closing of the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the participating investors, requiring the Company to register the resale of the Shares. Under the Registration Rights Agreement, the Company will be required to prepare and file a registration statement with the Securities and Exchange Commission within 45 days of the closing of the Financing, and to use commercially reasonable efforts to have the registration statement declared effective within 90 days if there is no review by the Securities and Exchange Commission, and within 120 days in the event of such review. The Registration Rights Agreement also contains piggyback registration rights in favor of the investors and customary indemnification provisions.

The above description of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement attached as Exhibit 10.42 to the Company’s Annual Report on Form 10-K filed on March 15, 2017.

Item 8.01.	Other Events.

On March 16, 2017, the Company issued a press release entitled "Corindus Vascular Robotics Announces Closing of Private Placement for $45 Million," announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Registration Rights Agreement, dated March 15, 2017, by and among the Company and the signatories thereto (incorporated by reference to Exhibit 10.42 of the Company’s Annual Report on Form 10-K filed March 15, 2016 (File No. 001-37406)).

99.1*	Press Release of Corindus Vascular Robotics, Inc. dated March 16, 2017.

* Filed herewith

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 16, 2017	CORINDUS VASCULAR ROBOTICS, INC.

	By:	/s/ David W. Long
	Name:	David W. Long
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Registration Rights Agreement, dated March 15, 2017, by and among the Company and the signatories thereto (incorporated by reference to Exhibit 10.42 of the Company’s Annual Report on Form 10-K filed March 15, 2016 (File No. 001-37406)).

99.1*	Press Release of Corindus Vascular Robotics, Inc. dated March 16, 2017.

* Filed herewith